UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2008 (July 25, 2008)

J. Alexander's Corporation
(Exact name of registrant as specified in its charter)

Tennessee	1-08766	62-0854056
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, Tennessee	37202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (615) 269-1900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

          On July 25, 2008, J. Alexander's Corporation issued a press release announcing its financial results for the second quarter ended June 29, 2008, the text of which is set forth in Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

          J. Alexander's Corporation's press release announcing its financial results for the second quarter ended June 29, 2008 is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

          (c) Exhibits:

          The following exhibit is furnished herewith:

     99.1 Press Release dated July 25, 2008.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

J. Alexander's Corporation
Date: July 25, 2008	By: /s/ R. GREGORY LEWIS R. Gregory Lewis Chief Financial Officer, Vice President of Finance and Secretary

EXHIBIT INDEX

Exhibit
   No.                                       Description

  99.1                 Earnings Press Release issued by J. Alexander's Corporation dated July 25, 2008